UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08874
                                   --------

                           TEMPLETON DRAGON FUND, INC.
                          -----------------------------
              (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
             (Address of principal executive offices)   (Zip code)


       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)


      Registrant's telephone number, including area code: (954) 527-7500
                                                          --------------

Date of fiscal year end: 12/31
                         ------

Date of reporting period: 6/30/04
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                                   JUNE 30, 2004
--------------------------------------------------------------------------------

[PHOTO OMITTED]

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         SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION | INTERNATIONAL
--------------------------------------------------------------------------------

                          TEMPLETON DRAGON FUND, INC.

--------------------------------------------------------------------------------




                                 [LOGO OMITTED]
                            FRANKLIN[R] TEMPLETON[R]
                                   INVESTMENTS
                      Franklin o TEMPLETON o Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE

Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.


SPECIALIZED EXPERTISE

Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION

Because our management groups work independently and adhere to distinctly different investment approaches, Franklin, Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST

At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

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MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------


[PHOTO OMITTED]


NOT PART OF THE SEMIANNUAL REPORT

Contents

SEMIANNUAL REPORT

Templeton Dragon Fund, Inc. ....................     1

Performance Summary ............................     5

Financial Highlights and
Statement of Investments .......................     6

Financial Statements ...........................    10

Notes to Financial Statements ..................    13

Annual Meeting of Shareholders..................    21

Dividend Reinvestment and
Cash Purchase Plan .............................    22

Proxy Voting Policies and Procedures............    23


--------------------------------------------------------------------------------


Semiannual Report

Templeton Dragon Fund, Inc.

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Dragon Fund seeks long- term capital appreciation by investing at least 45% of its total assets in equity securities of "China companies," as defined in the Fund's prospectus.


--------------------------------------------------------------------------------
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets as of 6/30/04

[PIE CHART OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

China ..............................................   37.0%
Hong Kong ..........................................   32.5%
Taiwan .............................................   23.3%
U.K. ...............................................    2.9%
Short-Term Investments & Other Net Assets ..........    4.3%
--------------------------------------------------------------------------------



Dear Shareholder:

This semiannual report for Templeton Dragon Fund covers the period ended June 30, 2004.






THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 7.




                                                           Semiannual Report | 1

PERFORMANCE OVERVIEW

For the six months ended June 30, 2004, Templeton Dragon Fund posted cumulative total returns of -18.89% in market price terms and +0.12% in net asset value terms, as the Fund's market price declined more than the Fund's net asset value. You can find the Fund's long-term performance in the Performance Summary beginning on page 5.


ECONOMIC AND MARKET OVERVIEW

Overall, China's economy grew 9.8% in first quarter 2004 compared with first quarter 2003 on the strength of investments in factories, real estate and other fixed assets.1 During the six months under review, the Chinese government implemented measures to cool the booming economy. These measures included raising reserve requirements for some commercial banks and capping bank lending for the funding of steel, aluminum and cement projects, as well as price controls on provincial governments in a bid to stem inflation. Although government officials said that reduced investment and credit tightening policies slowed growth, an increase in lending rates was expected as inflation registered 4.4% in May 2004, slightly below the 5% threshold set by the Central Bank.

Taiwanese President Chen Shui-bian commenced his second term in office in May 2004. In his inaugural speech, Chen reiterated plans to amend the island's constitution, but scrapped plans for a public referendum to impose a new constitution. Aimed at improving Taiwan's infrastructure and service sectors, the government approved plans to spend US$15 billion over the next five years. Taiwan's first quarter 2004 gross domestic product (GDP) grew 6.3%, faster than the 5.2% in fourth quarter 2003 as strengthening domestic demand and robust exports boosted the economy.2

In 2004, Hong Kong continued its economic recovery as first quarter GDP grew 6.8%, mainly due to strengthening exports, booming tourism and rising domestic spending. The government expected overall 2004 GDP growth to be 6%, up from 3.3% last year. In line with the city's recovery, unemployment also improved, with the rate falling to 7.0% in May 2004, down from a high of 8.7% in July 2003.

In early 2004, markets in the greater China region recorded positive performances as investor optimism continued from 2003 into the new year. However, concerns that China's economy could experience a hard landing, rising interest rates in the






1. Source: National Bureau of Statistics, China.
2. Source: Financial Times Information.





2 |  Semiannual Report

U.S., the situation in Iraq, and high and rising oil prices rattled investor confidence. Thus, despite the continuation of generally positive economic developments, stock market performances in the region declined in the second half of the reporting period and ended the six-month period down overall.


INVESTMENT STRATEGY

Our investment strategy employs a fundamental, value-oriented, long-term approach. In selecting companies for investment, we will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors in comparison to other companies around the world which we believe are comparable.

Our approach to selecting investments emphasizes fundamental company-by-company analysis (rather than broader analyses of specific industries or sectors of the economy), to construct an "action list" from which we make our buy decisions. Although we will consider historical value measures, the primary factor in selecting securities for investment by the Fund will be the company's current price relative to its long-term earnings potential.


MANAGER'S DISCUSSION

During the six months under review, the Morgan Stanley Capital International
(MSCI) China Index (the Index) posted -10.76% return in U.S. dollar terms, as China-related stocks' performance belied the bright economic growth statistics.3 Our decision to hold Dairy Farm International and Hang Lung Group, which are not in the Index, as well as the Fund's underweighted position in China Life Insurance (sold by period-end) relative to the Index, benefited the Fund's relative performance during the period. However, the Fund's overweighted positions in TCL International Holdings and Sinopec hindered relative performance. TCL is one of the largest manufacturers of television sets, telecommunications products, personal computers and other electronic products in China. Consistent with our strategy, we continued to hold TCL because we believed the company is well positioned to benefit over the long term from China's growing demand for consumer goods. Regarding Sinopec, our concerns over the sustainability of high oil prices had already led us to reduce and then eliminate our exposure to the company during the reporting period.






TOP 10 HOLDINGS
6/30/04

--------------------------------------------------
  COMPANY                              % OF TOTAL
  SECTOR/INDUSTRY, COUNTRY             NET ASSETS
--------------------------------------------------
  Dairy Farm International Holdings Ltd.   15.0%
   FOOD & STAPLES RETAILING, HONG KONG
--------------------------------------------------
  China Petroleum & Chemical Corp., H       6.6%
   OIL & GAS, CHINA
--------------------------------------------------
  China Mobile (Hong Kong) Ltd.             5.9%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
--------------------------------------------------
  Hang Lung Group Ltd.                      4.3%
   REAL ESTATE, HONG KONG
--------------------------------------------------
  Cheung Kong Infrastructure Holdings Ltd.  4.3%
   CONSTRUCTION MATERIALS, HONG KONG
--------------------------------------------------
  Datang International Power
  Generation Co. Ltd.                       4.0%
   ELECTRIC UTILITIES, CHINA
--------------------------------------------------
  HSBC Holdings PLC                         2.9%
   COMMERCIAL BANKS, U.K.
--------------------------------------------------
  Citic Pacific Ltd.                        2.8%
   INDUSTRIAL CONGLOMERATES, CHINA
--------------------------------------------------
  Mega Financial Holdings Co. Ltd.          2.7%
   COMMERCIAL BANKS, TAIWAN
--------------------------------------------------
  China Merchants Holdings
  (International) Co. Ltd.                  2.6%
   TRANSPORTATION INFRASTRUCTURE,
   CHINA
--------------------------------------------------






3. Source: Standard & Poor's Micropal. The MSCI China Index is market capitalization weighted and measures total returns of equity securities available to foreign (non-local) investors in China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                           Semiannual Report | 3

By industry, the Fund's overweighted position relative to the Index in the real estate sector, as well as an underweighted position in the automobile sector, contributed to the Fund's relative performance during the period. Alternatively, underweighted positions in the wireless telecommunication services and oil and gas sectors hindered performance relative to the Index.

We reduced the Fund's exposure to the oil and gas sector during the period as holdings reached sell price targets. Key sales included the aforementioned Sinopec, as well as PetroChina and Beijing Yanhua Petrochemical. We had concerns regarding the sustainability of high commodity prices, especially oil, and we believed selling these holdings was prudent. Largely as a result of such sales, the Fund's exposure to China "H" shares decreased during the period. China H shares are Hong Kong-listed Chinese companies. The Fund also divested its Singapore Airlines position as the stock reached our price target, thereby eliminating the Fund's exposure to Singapore by period-end.

The Fund increased its holdings in Taiwan through purchases in Mega Financial Holdings, one of Taiwan's largest financial holding companies, and Acer, one of the market leaders in Europe's notebook computer market. Elsewhere, key purchases included HSBC Holdings, a U.K.-based global banking group with significant businesses in emerging markets, especially Hong Kong; China Mobile, the world's largest mobile telephone operator; and China International Marine Containers, one of the world's dominant manufacturers of shipping containers.

We thank you for your interest in Templeton Dragon Fund, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

[PHOTO OMITTED]

/S/Mark Mobius

Mark Mobius
President and Chief Executive Officer - Investment Management
Templeton Dragon Fund, Inc.




THIS DISCUSSION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF JUNE 30, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.





4 |  Semiannual Report

Performance Summary as of 6/30/04



Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. Total return reflects the Fund's dividend income, capital gain distributions, if any, and any unrealized gains or losses. All total returns include reinvested distributions according to the terms specified in the Fund's dividend reinvestment and cash purchase plan and do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.


PRICE AND DISTRIBUTION INFORMATION
----------------------------------------------------------------------------------------------------
                                                        CHANGE           6/30/04         12/31/03
----------------------------------------------------------------------------------------------------
  Net Asset Value (NAV)                                 -$0.04            $16.58           $16.62
----------------------------------------------------------------------------------------------------
  Market Price (NYSE)                                   -$3.45            $14.54           $17.99
----------------------------------------------------------------------------------------------------
  DISTRIBUTIONS (1/1/04-6/30/04)
----------------------------------------------------------------------------------------------------
  Dividend Income                       $0.0600
----------------------------------------------------------------------------------------------------


  PERFORMANCE
----------------------------------------------------------------------------------------------------
                                                                                    COMMENCEMENT OF
                                        6-MONTH         1-YEAR            5-YEAR  OPERATIONS (9/20/94)
----------------------------------------------------------------------------------------------------
  Cumulative Total Return 1
----------------------------------------------------------------------------------------------------
     Based on change in NAV              +0.12%        +47.51%           +88.81%         +140.17%
----------------------------------------------------------------------------------------------------
     Based on change in market price    -18.89%        +34.44%           +92.48%          +97.98%
----------------------------------------------------------------------------------------------------
  Average Annual Total Return 1
----------------------------------------------------------------------------------------------------
     Based on change in NAV              +0.12%        +47.51%           +13.55%           +9.38%
----------------------------------------------------------------------------------------------------
     Based on change in market price    -18.89%        +34.44%           +13.99%           +7.24%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA SHOWN REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MORE CURRENT PERFORMANCE, CALL FRANKLIN TEMPLETON INVESTMENTS AT 1-800/342-5236.


SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY VOLATILITY, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS OF COUNTRIES WHERE THE FUND INVESTS. EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. ALSO, AS A NON-DIVERSIFIED INVESTMENT COMPANY INVESTING IN "CHINA COMPANIES," THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO A GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES.

ENDNOTES

1. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Six-month return has not been annualized.


                                                           Semiannual Report | 5

Templeton Dragon Fund, Inc.

FINANCIAL HIGHLIGHTS

                                                     --------------------------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                       JUNE 30, 2004                    YEAR ENDED DECEMBER 31,
                                                        (UNAUDITED)      2003         2002       2001        2000        1999
                                                     --------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........              $16.62      $9.73        $8.82      $9.91      $12.75      $10.00
                                                     --------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .....................                 .13        .56          .17        .25         .12         .31

 Net realized and unrealized gains (losses) ..                (.11)      6.75          .81       (.37)      (2.01)       3.58
                                                     --------------------------------------------------------------------------
Total from investment operations .............                 .02       7.31          .98       (.12)      (1.89)       3.89
                                                     --------------------------------------------------------------------------
Capital share repurchases ....................                  --        .14          .10        .01         .22          --
                                                     --------------------------------------------------------------------------
Less distributions from:

 Net investment income .......................                (.06)      (.56)        (.17)      (.23)      (1.17)       (.32)

 Tax return of capital .......................                  --         --           --       (.75)         --        (.82)
                                                     --------------------------------------------------------------------------
Total distributions ..........................                (.06)      (.56)        (.17)      (.98)      (1.17)      (1.14)
                                                     --------------------------------------------------------------------------
Net asset value, end of period ...............              $16.58     $16.62        $9.73      $8.82       $9.91      $12.75
                                                     --------------------------------------------------------------------------

Market value, end of period b ................              $14.54     $17.99        $8.92      $7.49       $7.25       $9.81
                                                     --------------------------------------------------------------------------

Total return (based on market value per share) c          (18.89)%    108.44%       21.22%      16.95%   (15.31)%      50.11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ............            $626,289   $626,959     $431,779   $429,889    $485,091    $673,869

Ratios to average net assets:

 Expenses ....................................               1.54%d     1.64%e       1.62%      1.54%       1.56%       1.59%

 Net investment income .......................               1.58%d     4.57%        1.80%      2.58%       1.04%       2.80%

Portfolio turnover rate ......................              12.06%     29.91%       15.75%     70.94%     132.74%      66.60%



a Based on average daily shares outstanding.

b Based on the last sale on the New York Stock Exchange.

c Total return is not annualized for periods less than one year.

d Annualized.

e Ratio of expenses to average net assets, excluding payments by affiliate were 1.78% (Note 8).




6 |  See notes to financial statements.  |  Semiannual Report

Templeton Dragon Fund, Inc.

STATEMENT OF INVESTMENTS, JUNE 30, 2004 (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY         SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 95.7%
   AIR FREIGHT & LOGISTICS .1%
   Sinotrans Ltd. .........................................................        China        2,342,000     $    840,740
                                                                                                              -------------

   AUTO COMPONENTS 1.8%
a  Cheng Shin Rubber Industry Co. Ltd. ....................................       Taiwan        8,585,000       11,228,894
                                                                                                              -------------

   BEVERAGES .1%
   Kingway Brewery Holdings Ltd. ..........................................        China        2,842,000          737,846
                                                                                                              -------------

   CAPITAL MARKETS 1.0%
   Yuanta Core Pacific Securities Co. .....................................       Taiwan        9,535,067        5,952,331
                                                                                                              -------------

   COMMERCIAL BANKS 8.3%
   Chinatrust Financial Holding Co. Ltd. ..................................       Taiwan        7,674,540        8,555,150
   HSBC Holdings PLC ......................................................   United Kingdom    1,216,981       18,333,197
   Mega Financial Holdings Co. Ltd. .......................................       Taiwan       25,913,000       17,100,732
   Sinopac Holdings .......................................................       Taiwan       15,781,423        8,256,630
                                                                                                              -------------
                                                                                                                52,245,709
                                                                                                              -------------

   COMMUNICATIONS EQUIPMENT .4%
   D-Link Corp. ...........................................................       Taiwan        1,953,000        2,281,596
                                                                                                              -------------

   COMPUTERS & PERIPHERALS 5.7%
   Acer Inc. ..............................................................       Taiwan       11,644,000       16,372,212
   Advantech Co. Ltd. .....................................................       Taiwan        2,790,865        5,682,945
   Asustek Computer Inc. ..................................................       Taiwan        2,621,375        5,961,212
   Lenovo Group Ltd. ......................................................        China        7,604,000        2,120,400
   Lite-on Technology Corp. ...............................................       Taiwan        5,251,000        5,510,116
                                                                                                              -------------
                                                                                                                35,646,885
                                                                                                              -------------

   CONSTRUCTION MATERIALS 4.3%
   Cheung Kong Infrastructure Holdings Ltd. ...............................      Hong Kong     11,060,000       26,658,119
a  China Resources Cement .................................................        China          872,000          226,391
                                                                                                              -------------
                                                                                                                26,884,510
                                                                                                              -------------

   DISTRIBUTORS 2.8%
   China Resources Enterprise Ltd. ........................................        China       12,628,000       15,299,700
   Test-Rite International Co. Ltd. .......................................       Taiwan        5,073,000        2,533,484
                                                                                                              -------------
                                                                                                                17,833,184
                                                                                                              -------------

   DIVERSIFIED TELECOMMUNICATION SERVICES .8%
   China Telecom Corp. Ltd., H ............................................        China       14,280,000        4,988,974
                                                                                                              -------------

   ELECTRIC UTILITIES 5.7%
   Datang International Power Generation Co. Ltd. .........................        China       32,020,000       24,836,662
   Guangdong Electric Power Development Co. Ltd., B .......................        China        4,371,100        2,824,476
   Huadian Power International Corp. Ltd., H ..............................        China        3,978,000        1,338,784
   Huaneng Power International Inc., H ....................................        China        7,198,000        6,413,767
                                                                                                              -------------
                                                                                                                35,413,689
                                                                                                              -------------

   ELECTRICAL EQUIPMENT .6%
a  Phoenixtec Power Co. Ltd. ..............................................       Taiwan        3,632,945        3,563,828
                                                                                                              -------------

   ELECTRONIC EQUIPMENT & INSTRUMENTS 2.2%
   Delta Electronics Inc. .................................................       Taiwan       10,812,952       13,564,405
                                                                                                              -------------





                                                           Semiannual Report | 7

Templeton Dragon Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY         SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   FOOD & STAPLES RETAILING 15.0%
   Dairy Farm International Holdings Ltd. .................................      Hong Kong     39,911,478     $ 93,791,973
                                                                                                              -------------

   FOOD PRODUCTS 1.1%
   UNI-President Enterprises Corp. ........................................       Taiwan       16,069,030        7,165,144
                                                                                                              -------------

   HOTELS RESTAURANTS & LEISURE 2.1%
   Hong Kong & Shanghai Hotels Ltd. .......................................      Hong Kong     21,534,000       13,044,969
                                                                                                              -------------

   HOUSEHOLD DURABLES 3.5%
   TCL International Holdings Inc. ........................................        China       48,960,000       15,221,929
   Tsann Kuen Enterprise Co. Ltd. .........................................       Taiwan        5,572,000        6,956,718
                                                                                                              -------------
                                                                                                                22,178,647
                                                                                                              -------------

   INDUSTRIAL CONGLOMERATES 4.8%
   Beijing Enterprises Holdings Ltd. ......................................        China        3,058,000        3,646,171
   Citic Pacific Ltd. .....................................................        China        7,081,000       17,339,816
   Shanghai Industrial Holdings Ltd. ......................................        China        4,954,000        9,114,323
                                                                                                              -------------
                                                                                                                30,100,310
                                                                                                              -------------

   IT SERVICES .3%
   Travelsky Technology Ltd., H ...........................................        China        2,589,000        1,692,851
                                                                                                              -------------

   LEISURE EQUIPMENT & PRODUCTS .3%
   Altek Corporation ......................................................       Taiwan        2,143,200        1,599,118
                                                                                                              -------------

   MACHINERY 1.8%
   China International Marine Containers ..................................        China        7,773,185       10,035,638
   Yung Tay Engineering Co. Ltd. ..........................................       Taiwan        2,329,000        1,239,272
                                                                                                              -------------
                                                                                                                11,274,910
                                                                                                              -------------

   METALS & MINING
a  China Oriental Group Co. Ltd., 144A ....................................        China          422,000           77,910
                                                                                                              -------------

   OIL & GAS 8.9%
   China Petroleum & Chemical Corp., H ....................................        China      113,752,000       41,564,296
   PetroChina Co. Ltd., H .................................................        China       30,780,000       14,206,518
                                                                                                              -------------
                                                                                                                55,770,814
                                                                                                              -------------

   REAL ESTATE 9.4%
   Cheung Kong Holdings Ltd. ..............................................      Hong Kong      2,117,000       15,606,490
   Hang Lung Group Ltd. ...................................................      Hong Kong     19,889,000       26,774,340
   Henderson China Holdings Ltd. ..........................................      Hong Kong      9,215,000        4,430,402
   Henderson Investment Ltd. ..............................................      Hong Kong      7,485,000        9,068,598
   Hong Kong Land Holdings Ltd. ...........................................      Hong Kong      1,904,000        2,970,240
                                                                                                              -------------
                                                                                                                58,850,070
                                                                                                              -------------

   SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 2.1%
   Elan Microelectronics Corp. ............................................       Taiwan        3,408,000        2,532,699
   Faraday Technology Corp. ...............................................       Taiwan          382,000          715,398
   Sunplus Technology Co. Ltd. ............................................       Taiwan        5,694,900        9,903,438
                                                                                                              -------------
                                                                                                                13,151,535
                                                                                                              -------------


8 |  Semiannual Report

Templeton Dragon Fund, Inc.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 COUNTRY         SHARES            VALUE
-----------------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TEXTILES APPAREL & LUXURY GOODS .7%
   Tack Fat Group International Ltd. ......................................      Hong Kong     26,080,000     $  2,173,389
   Tainan Enterprises Co. Ltd. ............................................       Taiwan        1,846,000        2,299,269
                                                                                                              -------------
                                                                                                                 4,472,658
                                                                                                              -------------

   TRANSPORTATION INFRASTRUCTURE 5.0%
   China Merchants Holdings (International) Co. Ltd. ......................        China       12,316,000       16,579,656
   Cosco Pacific Ltd. .....................................................      Hong Kong      6,678,000        9,289,507
   Jiangsu Expressway Co. Ltd., H .........................................        China        8,220,677        3,952,350
   Zhejiang Expressway Co. Ltd., H ........................................        China        2,426,000        1,726,237
                                                                                                              -------------
                                                                                                                31,547,750
                                                                                                              -------------

   WIRELESS TELECOMMUNICATION SERVICES 6.9%
   China Mobile (Hong Kong) Ltd. ..........................................        China       12,162,000       36,798,790
   Taiwan Cellular Corp. ..................................................       Taiwan        7,047,764        6,704,175
                                                                                                              -------------
                                                                                                                43,502,965
                                                                                                              -------------
   TOTAL COMMON STOCKS (COST $429,179,652).................................                                    599,404,215
                                                                                                              -------------
   SHORT TERM INVESTMENTS (COST $24,835,149) 4.0%
b  Franklin Institutional Fiduciary Trust Money Market Portfolio ..........    United States   24,835,149       24,835,149
                                                                                                              -------------
   TOTAL INVESTMENTS (COST $454,014,801) 99.7%..............................                                   624,239,364
   OTHER ASSETS, LESS LIABILITIES .3%.......................................                                     2,049,923
                                                                                                              -------------
   NET ASSETS 100.0%........................................................                                  $626,289,287
                                                                                                              -------------



a Non-income producing.
b See Note 7 regarding investments in affiliated Money Market Portfolio.

                      Semiannual Report | See notes to financial statements. | 9

Templeton Dragon Fund, Inc.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2004 (unaudited)

Assets:
 Investments in securities:
  Cost - Unaffiliated issuers .......................................................    $429,179,652
  Cost - Sweep money fund (Note 7) ..................................................      24,835,149
                                                                                         -------------
  Value - Unaffiliated issuers ......................................................     599,404,215
  Value - Sweep money fund (Note 7) .................................................      24,835,149
 Cash................................................................................           7,125
 Foreign currency, at value (cost $431) .............................................             429
 Receivables:
  Investment securities sold ........................................................       1,163,533
  Dividends and interest ............................................................       1,841,047
                                                                                         -------------
      Total assets ..................................................................     627,251,498
                                                                                         -------------
Liabilities:
 Payables:
  Affiliates ........................................................................         727,834
 Other liabilities ..................................................................         234,377
                                                                                         -------------
      Total liabilities .............................................................         962,211
                                                                                         -------------
Net assets, at value ................................................................    $626,289,287
                                                                                         -------------
Net assets consist of:
 Undistributed net investment income ................................................    $  4,832,973
 Net unrealized appreciation (depreciation) .........................................     170,218,498
 Accumulated net realized gain (loss) ...............................................      (4,875,943)
 Capital shares .....................................................................     456,113,759
                                                                                         -------------
Net assets, at value ................................................................    $626,289,287
                                                                                         -------------
Shares outstanding ..................................................................      37,770,115
                                                                                         -------------
Net asset value per share ...........................................................          $16.58
                                                                                         -------------




10 |  See notes to financial statements.  |  Semiannual Report

Templeton Dragon Fund, Inc.

STATEMENT OF OPERATIONS
for the six months ended June 30, 2004 (unaudited)



Investment income:
 (net of foreign taxes of $254,234)
 Dividends
  Unaffiliated issuers ................................................................     $ 9,856,014
  Sweep Money Fund (Note 7) ...........................................................          71,151
 Interest .............................................................................             549
                                                                                           -------------
      Total investment income .........................................................       9,927,714
                                                                                           -------------
Expenses:
 Management fees (Note 3) .............................................................       3,977,537
 Administrative fees (Note 3) .........................................................         481,172
 Transfer agent fees ..................................................................          41,400
 Custodian fees (Note 4) ..............................................................         226,500
 Reports to shareholders ..............................................................          27,000
 Registration and filing fees .........................................................          35,800
 Professional fees ....................................................................          89,600
 Directors' fees and expenses .........................................................          18,700
 Other ................................................................................           6,200
                                                                                           -------------
      Total expenses ..................................................................       4,903,909
       Expense reductions (Note 4) ....................................................            (373)
                                                                                           -------------
        Net expenses ..................................................................       4,903,536
                                                                                           -------------
         Net investment income (loss) .................................................       5,024,178
                                                                                           -------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments..........................................................................      42,244,544
  Foreign currency transactions .......................................................         (37,748)
                                                                                           -------------
        Net realized gain (loss) ......................................................      42,206,796
 Net unrealized appreciation (depreciation) on:
  Investments .........................................................................     (46,580,258)
  Translation of assets and liabilities denominated in foreign currencies .............         (10,641)
                                                                                           -------------
        Net unrealized appreciation (depreciation) ....................................     (46,590,899)
                                                                                           -------------
Net realized and unrealized gain (loss) ...............................................      (4,384,103)
                                                                                           -------------
Net increase (decrease) in net assets resulting from operations .......................    $    640,075
                                                                                           -------------



                     Semiannual Report | See notes to financial statements. | 11

Templeton Dragon Fund, Inc.

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended June 30, 2004 (unaudited) and the year ended December 31, 2003


                                                                                        ------------------------------------
                                                                                        SIX MONTHS ENDED      YEAR ENDED
                                                                                          JUNE 30, 2004    DECEMBER 31, 2003
                                                                                        ------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................................................        $  5,024,178        $ 22,715,818
  Net realized gain (loss) from investments and foreign currency transactions ....          42,206,796          53,980,898
  Net unrealized appreciation (depreciation) on investments and translation of
   assets and liabilities denominated in foreign currencies ......................         (46,590,899)        206,151,423
                                                                                        ------------------------------------
      Net increase (decrease) in net assets resulting from operations ............             640,075         282,848,139
 Distributions to shareholders from net investment income ........................          (2,168,005)        (21,136,146)
 Capital share transactions (Note 2) .............................................             857,854         (66,531,693)
                                                                                        ------------------------------------
      Net increase (decrease) in net assets ......................................            (670,076)        195,180,300
Net assets:
 Beginning of period .............................................................         626,959,363         431,779,063
                                                                                        ------------------------------------
 End of period ...................................................................        $626,289,287        $626,959,363
                                                                                        ------------------------------------
Undistributed net investment income (loss) included in net assets:
 End of period....................................................................        $  4,832,973        $  1,976,800
                                                                                        ------------------------------------



12 |  See notes to financial statements.  |  Semiannual Report

Templeton Dragon Fund, Inc.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Dragon Fund, Inc. (the Fund), is registered under the Investment Company Act of 1940 as a closed-end, non-diversified investment company. The Fund seeks long-term capital appreciation by investing at least 45% of its total assets in the equity securities of "China companies," as defined in the Fund's prospectus.

On May 29, 2002, the Fund's shareholders approved an Agreement and Plan of Reorganization (the "Plan") that provides for the reorganization of the Fund from a Maryland corporation to a Delaware statutory trust. The completion of the reorganization is pending guidance from the National Tax Agency in Japan relating to the tax treatment of the Plan under Japanese laws with respect to the Fund's Japanese shareholders. If and when the reorganization is completed, the Delaware statutory trust will be the successor to the Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed or traded on a recognized national exchange are valued at the last reported sales price. Securities listed or traded on NASDAQ are valued at their official closing price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices by independent pricing services or recognized dealers in such securities. Foreign securities are valued at the close of trading of the foreign exchange or the NYSE, whichever is earlier. If events occur that materially affect the values of securities after the prices or foreign exchange rates are determined, but prior to 4:00 p.m. Eastern time or the close of trading on the NYSE, whichever is earlier, or if market quotations are deemed not readily available or reliable, the securities will be valued at fair value. Investments in open-end mutual funds are valued at the closing net asset value. All security valuation procedures are approved by the Board of Directors.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.



                                                          Semiannual Report | 13

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts.

D. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income. Fund distributions to shareholders are determined on a tax basis and may differ from net investment income and realized gains for financial reporting purposes.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


14 |  Semiannual Report

Templeton Dragon Fund, Inc.

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.


2. CAPITAL STOCK

At June 30, 2004, there were 100 million shares authorized ($.01 par value).

On May 22, 2003, the Fund, purchased pursuant to a tender offer, and retired certain amounts of its outstanding common stock. The Fund incurred tender costs, which were charged to additional paid-in-capital. Tender offer transactions were as follows:

                                          -------------
                                          MAY 22, 2003*
                                          -------------
Shares repurchased and retired .....        6,656,425
Purchase price .....................            $9.97
Percentage of net asset value ......            92.5%
Tender costs incurred ..............         $167,136

*See Note 8 regarding Recent Litigation

During the period ended June 30, 2004, 50,373 shares were issued for $857,854 from reinvested distributions.


3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers or directors of the following entities:

----------------------------------------------------------------------------
  ENTITY                                              AFFILIATION
----------------------------------------------------------------------------
  Templeton Asset Management Ltd. (TAML)              Investment manager
  Franklin Templeton Services, LLC (FT Services)      Administrative manager

The Fund pays an investment management fee to TAML of 1.25% per year of the average weekly net assets of the Fund.

The Fund pays FT Services an administrative fee of 0.15% per year of the Fund's average weekly net assets, of which 0.10% is paid to Nomura Asset Management U.S.A., Inc., for sub-administrative services.


                                                          Semiannual Report | 15

Templeton Dragon Fund, Inc.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended June 30, 2004, the custodian fees were reduced as noted in the Statement of Operations.


5. INCOME TAXES

At June 30, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

Cost of investments ...................................     $455,519,500
                                                            -------------
Unrealized appreciation ...............................     $185,146,874
Unrealized depreciation ...............................      (16,427,010)
                                                            -------------
Net unrealized appreciation (depreciation) ............     $168,719,864
                                                            -------------


Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatment of wash sales and foreign currency transactions.

At December 31, 2003, the Fund had tax basis capital losses of $45,572,045 which may be carried over to offset future capital gains. Such losses expire in 2009.


6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended June 30, 2004 aggregated $74,739,391 and $97,740,384, respectively.


7. INVESTMENTS IN AFFILIATED MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers Inc. (an affiliate of the Fund's investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.


16 |  Semiannual Report

Templeton Dragon Fund, Inc.

8. RECENT LITIGATION

On January 29, 2003, the Fund, together with Templeton China World Fund, Inc. ("China Fund"), another closed-end management investment company in Franklin Templeton Investments, and TAML, the investment adviser to the Fund and China Fund, filed a complaint in the United States District Court for the District of Maryland, Northern Division, against Harvard College, Harvard Management Company, Inc. ("Harvard Management"), which is an investment advisor to Harvard College, and Steven Alperin, an officer of Harvard Management (referred to collectively as "Harvard"). The complaint alleged that Harvard violated several provisions of the Federal securities laws and the rules of the SEC related to Harvard's ownership of Fund shares and actions as a shareholder. On February 7, 2003, Harvard counterclaimed, alleging that the Fund, China Fund, TAML and each fund's directors violated certain provisions of the Federal securities laws and SEC rules. Harvard also asserted counterclaims of breach of fiduciary duty under Maryland state law against TAML and each fund's directors. On March 20, 2003, the parties announced a settlement of their claims.

DISMISSAL OF LAWSUIT. Pursuant to the Settlement Agreement between the Fund and Harvard, the complaint brought by the Fund, China Fund and TAML against Harvard, as well as the counterclaims brought by Harvard against the Fund, China Fund, each fund's directors and TAML were dismissed without prejudice. The parties have also entered into covenants not to sue each other with respect to the claims that were made or could have been made in the litigation absent a breach of the settlement agreements.

SHAREHOLDER PROPOSALS. As part of the settlement, Harvard College agreed to withdraw all of its shareholder proposals for the Fund's 2003 Annual Shareholders' meeting (the "Meeting.")

TENDER OFFERS. The Fund announced that as part of its settlement with Harvard, it agreed to take, and the Board approved, the following actions:

  o APRIL 2003 CASH TENDER OFFER--The Fund agreed to commence a cash tender offer, which was required to be commenced on or prior to April 30, 2003, for 15% of the Fund's outstanding shares at 92.5% of net asset value per share as of the date the offer expires. Previously, the Board had approved an April 2003 cash tender offer for not less than 10% of the Fund's outstanding shares at not less than 90% of net asset value per share. On April 24, 2003, the Fund commenced a tender offer for up to 6,656,425 shares, or 15%, of the Fund's outstanding shares at a price per share equal to 92.5% of net asset value per share as of May 22, 2003, the expiration date of the tender offer. In accordance with the terms of the tender offer, 6,656,425 shares were accepted by the Fund for a purchase price of $9.97 per share.


                                                          Semiannual Report | 17

Templeton Dragon Fund, Inc.

8. RECENT LITIGATION (CONTINUED)

  o IN-KIND TENDER OFFERS--The Fund has applied to the SEC for an exemptive order allowing the Fund to make occasional, non-periodic tender offers, each for up to 20% of the Fund's outstanding shares at a price equal to 95% of net asset value per share as of the date the offer expires, to be paid entirely in kind through a pro rata distribution of marketable portfolio securities and available cash. Subject to certain conditions, the settlement requires the Fund to commence such an in-kind tender offer for 20% of the Fund's shares within three months after obtaining the SEC exemption. The Fund may also be required under the settlement to conduct, on substantially identical terms, up to two additional in-kind tender offers under certain circumstances. There is no assurance that the SEC will issue the exemptive order, nor is it possible to predict the date when an exemptive order might be granted.

  o ADDITIONAL CASH TENDER OFFERS--If the SEC does not issue the exemptive order for in-kind tender offers by March 26, 2004, the settlement provides that the Fund may, but is not obligated to, conduct an additional cash tender offer, and possibly later follow-on cash tender offers, each for 15% of the Fund's outstanding shares at a price of 92.5% of net asset value per share as of the date the offer expires. Under certain circumstances, if the Fund does not conduct these tender offers, Harvard will be relieved of its obligation to refrain from making shareholder proposals and taking other actions with respect to the Fund. The exemptive application was not received by March 26, 2004 and the Fund has not conducted a tender offer in 2004.

Harvard announced that it intends to tender all of the shares it then owns into each tender offer described above that is commenced.

The Settlement Agreement provides that the Fund will not be obligated to commence in-kind tender offers or additional cash tender offers under certain circumstances or conditions. These relate to, among other things, the number of shares tendered by shareholders into preceding tender offers as well as the beneficial ownership percentages of the Fund's shareholders.

STANDSTILL. As part of the settlement, Harvard agreed not to submit any proposals for consideration by shareholders of the Fund, or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates, or for consideration by shareholders of Franklin Resources, nor to encourage others to do so, for a period of four years. Harvard also has agreed not at any time to acquire additional shares of the Fund or any other closed-end fund or similar investment vehicle managed by TAML or its affiliates.


18 |  Semiannual Report

Templeton Dragon Fund, Inc.

9. REGULATORY MATTERS

MASSACHUSETTS ADMINISTRATIVE PROCEEDING
On February 4, 2004, the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts filed an administrative complaint against Franklin Resources, Inc. and certain of its subsidiaries (the "Company") claiming violations of the Massachusetts Uniform Securities Act ("Massachusetts Act") with respect to an alleged arrangement to permit market timing (the "Mass. Proceeding"). On February 17, 2004, the Company filed an answer denying all violations of the Massachusetts Act.

U.S. SECURITIES AND EXCHANGE COMMISSION (SEC) SETTLEMENT
On August 2, 2004, the Company announced that an agreement had been reached by an affiliate of the Fund's investment manager with the SEC that resolved the issues resulting from the SEC's investigation of market timing activity. The SEC issued an "order instituting administrative and cease-and-desist proceedings pursuant to sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and sections 9(b) and 9(f) of the Investment Company Act of 1940, making findings and imposing remedial sanctions and a cease and desist order" (the "Order"). The SEC's Order concerns the activities of a limited number of third parties that ended in 2000 and those that are the subject of the Mass. Proceeding described above.

Under the terms of the SEC's Order, pursuant to which an affiliate of the Fund's investment manager neither admits nor denies any wrongdoing, an affiliate of the Fund's investment manager has agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to certain fund shareholders in accordance with a plan to be developed by an Independent Distribution Consultant. At this time, it is unclear whether shareholders of all funds will receive distributions or whether all shareholders of any particular fund will receive distributions. The SEC Order also requires an affiliate of the Fund's investment manager to, among other things, enhance and periodically review compliance policies and procedures.

OTHER GOVERNMENTAL INVESTIGATIONS
As part of ongoing investigations by the SEC, the U.S. Attorney for the Northern District of California, the New York Attorney General, the California Attorney General, the U.S. Attorney for the District of Massachusetts, the Florida Department of Financial Services and the Commissioner of Securities, the West Virginia Attorney General, the Vermont Department of Banking, Insurance, Securities, and Health Care Administration and the National Association of Securities Dealers, relating to certain practices in the mutual fund industry, including late trading, market timing and payments to securities dealers who sell fund shares, the Company and its subsidiaries, as well as certain current or former executives and employees of the Company, have received requests for information and/or subpoenas to testify or produce documents. The Company has been providing documents and information in response to these requests and subpoenas. In addition, the Company has responded to requests for similar kinds of information from regulatory authorities in some of the foreign countries where the Company conducts its global asset management business.


                                                          Semiannual Report | 19

Templeton Dragon Fund, Inc.

9. REGULATORY MATTERS (CONTINUED)

OTHER GOVERNMENTAL INVESTIGATIONS (CONTINUED)
The Staff of the SEC has also informed the Company that it is considering recommending a civil action or proceeding against an affiliate of the Fund's investment manager and Franklin Templeton Distributors, Inc. concerning payments to securities dealers who sell fund shares (commonly referred to as "revenue sharing"). The staff of the California Attorney General's Office (CAGO) also has advised the Company that it is authorized to bring a civil action against Franklin Resources, Inc. and Franklin Templeton Distributors, Inc. arising from the same events. Even though the Company currently believes that the charges the SEC staff and CAGO staff are contemplating are unwarranted, it also believes that it is in the best interest of the Company and fund shareholders to resolve these issues voluntarily, to the extent the Company can reasonably do so.

OTHER LEGAL PROCEEDINGS
The Company, in addition to other entities within Franklin Templeton Investments, including certain of its subsidiaries, other funds, and current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other things, monetary damages and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain funds managed by Company subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the Mass. Proceeding detailed above. The lawsuits are styled as class actions or derivative actions on behalf of either the named funds or the Company.

In addition, the Company and its subsidiaries, as well as certain current and former officers, employees, and directors have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive commissions and advisory fees. These lawsuits are styled as class actions and derivative actions.

The Company's management strongly believes that the claims made in each of these lawsuits are without merit and intends to vigorously defend against them.

The Company cannot predict with certainty the eventual outcome of the foregoing Mass. Proceeding, other governmental investigations or other legal proceedings. The impact, if any, of these matters on the Fund is uncertain at this time. If the Company determines that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.




20 |  Semiannual Report

Templeton Dragon Fund, Inc.

ANNUAL MEETING OF SHAREHOLDERS, MAY 25, 2004

The Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 E. Broward Boulevard, Fort Lauderdale, Florida on May 25, 2004. The purpose of the meeting was to elect four Directors of the Fund. At the meeting, the following persons were elected by the shareholders to serve as Directors of the
Fund: Martin L. Flanagan, Edith E. Holiday, Charles B. Johnson and Frank A. Olson.* No other business was transacted at the meeting.

The results of the voting at the Annual meeting are as follows:

The election of four (4) Directors:

-----------------------------------------------------------------------------------------------------
                                            % OF         % OF                       % OF       % OF
                                         OUTSTANDING     VOTED                  OUTSTANDING   VOTED
  TERM EXPIRING 2006:           FOR        SHARES       SHARES       WITHHELD      SHARES     SHARES
-----------------------------------------------------------------------------------------------------
  Frank A. Olson ....... 32,884,878.0431   87.07%       97.78%     747,259.2115    1.98%      2.22%

  TERM EXPIRING 2007:
  Martin L. Flanagan.... 33,092,417.0431   87.62%       98.40%     539,720.2115    1.43%      1.60%
  Edith E. Holiday...... 32,973,566.0431   87.30%       98.04%     658,571.2115    1.74%      1.96%
  Charles B. Johnson.... 33,024,331.0431   87.44%       98.19%     607,806.2115    1.61%      1.81%

* Harris J. Ashton, Nicholas F. Brady, Frank J. Crothers, S. Joseph Fortunato, Gordon S. Macklin, Fred R. Millsaps and Constantine D. Tseretopoulos are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.



                                                          Semiannual Report | 21

Templeton Dragon Fund, Inc.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features:

If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan (other than shareholders holding their shares through Japan Securities Clearing Corporation, who will not be enrolled in the Plan unless certain conditions are met and they elect to participate), unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee.

Participants should contact Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure.

To receive dividends or distributions in cash, the shareholder must notify Mellon Bank, N.A. (the "Plan Administrator") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution.

Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Bank, N.A." and sent to Mellon Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn:
Templeton Dragon Fund, Inc. The Plan Administrator shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of the Fund's shares in the open market.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions.

The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to Mellon Investor Services LLC, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant's shares and send the proceeds, less a service charge and less trading fees. Effective April 23, 2004, the fees for the sale of shares through the Plan are $15.00 per transaction plus a $0.12 per share trading fee. All other terms and conditions of the Plan remain in effect and have not been modified or amended.



22 |  Semiannual Report

Templeton Dragon Fund, Inc.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at http://www.sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.





                                                          Semiannual Report | 23

Templeton Dragon Fund, Inc.



TRANSFER AGENT
Mellon Investor Services LLC
85 Challenger Road
Ridgefield Park, NJ 07660
1-800-416-5585
www.melloninvestor.com



SHAREHOLDER INFORMATION

Shares of Templeton Dragon Fund, Inc. are traded on the New York Stock Exchange under the symbol "TDF". The Fund's shares are also listed and traded in Japan on the Osaka Securities Exchange. Information about the net asset value and the market price is published each Monday in the WALL STREET JOURNAL, weekly in BARRON'S and each Saturday in THE NEW YORK TIMES and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about distributions and shareholder accounts, call 1-800-416-5585. Registered shareholders can now access their Fund account on-line with INVESTOR SERVICE DIRECT(R). For information go to Mellon Investor Services' web site at http://vault.melloninvestor.com/isd and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at 1-800/DIAL BEN(R) (1-800/342-5236). The Fund's net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.'s Mutual Fund Quotation Service ("NASDAQ MFQS").

Shareholders not receiving copies of the reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund's mailing list by writing Templeton Dragon Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.




24 |  Semiannual Report

Literature Request


For a brochure and prospectus, which contains more complete information, including charges, expenses and risks, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.


FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL
Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL
Franklin Global Aggressive Growth Fund
Franklin Global Growth Fund
Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund Templeton World Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE
Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND
Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund 4

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Franklin Technology Fund
Mutual Financial Services Fund

ASSET ALLOCATION
Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund

TARGET FUNDS
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Federal Money Fund 5, 6
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust 3
Franklin Income Fund
Franklin Money Fund 5, 6
Franklin Short-Intermediate U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 5
Templeton Global Bond Fund

TAX-FREE INCOME 7
NATIONAL FUNDS
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 8
Tax-Exempt Money Fund 5, 6

LIMITED-TERM FUNDS
California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC 7
Alabama
Arizona
California 9
Colorado
Connecticut
Florida 9
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 8
Michigan 8
Minnesota 8
Missouri
New Jersey
New York 9
North Carolina
Ohio 8
Oregon
Pennsylvania
Tennessee
Virginia



INSURANCE FUNDS
Franklin Templeton Variable Insurance
  Products Trust 10


1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders as well as select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

6. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.

7. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

8. Portfolio of insured municipal securities.

9. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

10. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

02/04                                       NOT PART OF THE SEMIANNUAL REPORT

     [LOGO OMITTED]
FRANKLIN[R] TEMPLETON[R]   100 Fountain Parkway
      INVESTMENTS          P.O. Box 33030
                           St. Petersburg, Fl 33733-8030



SEMIANNUAL REPORT AND SHAREHOLDER INFORMATION
TEMPLETON DRAGON FUND, INC.


INVESTMENT MANAGER
Templeton Asset Management Ltd.

TRANSFER AGENT
Mellon Investor Services LLC
P.O. Box 3315
South Hackensack, NJ 07606-1915
Toll free number: 1-800-416-5585
Hearing Impaired phone number: 1-800-231-5469
Foreign Shareholders phone number: 201-329-8660
Www.melloninvestor.com

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.



TLTDF S2004 08/04




ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 11(a), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Fred R. Millsaps and Frank A. Olson and they are "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES  N/A


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Members of the Audit Committee are:  Frank J. Crothers, Fred R. Millsaps; Frank
A. Olson and Constantine D. Tseretopoulos



ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The board of directors of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Templeton Asset Management Ltd in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager's instructions and/or policies.

To assist it in analyzing proxies, the manager subscribes to Institutional Shareholder Services (ISS), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass Lewis & Co., LLC (Glass Lewis), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although ISS' and/or Glass Lewis' analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from ISS, Glass Lewis or any other third party to be determinative of the manager's ultimate decision. The manager votes proxies solely in the interests of the Fund and its shareholders. As a matter of policy, the officers, directors and employees of the Fund, the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. All conflicts are resolved in the interests of the manager's clients. In situations where the manager perceives a material conflict of interest, the manager may: disclose the conflict to the Fund's board of directors; defer to the voting recommendation of the Fund's board of directors, ISS, Glass Lewis or those of another independent third party provider of proxy services; or take such other action in good faith (in consultation with counsel) which would protect the interests of the Fund and its shareholders.

The recommendation of management on any issue is a factor which the manager considers in determining how proxies should be voted, but is not determinative of the manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

BOARD OF DIRECTORS. The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager may withhold votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company's corporate governance guidelines or provisions and performance.

RATIFICATION OF AUDITORS. In light of several high profile accounting scandals, the manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

MANAGEMENT & DIRECTOR COMPENSATION. A company's equity-based compensation plan should be in alignment with its shareholders' long-term interests. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose "golden parachutes" that are considered to be excessive. The manager will normally support proposals that require a percentage of directors' compensation to be in the form of common stock, as it aligns their interests with those of shareholders. The manager will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES. The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders' interests. The manager generally supports proposals that require shareholder rights' plans ("poison pills") to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. The manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The manager generally supports "fair price" provisions and confidential voting.

CHANGES TO CAPITAL STRUCTURE. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase and proposals seeking preemptive rights. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

MERGERS AND CORPORATE RESTRUCTURING. Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring and reincorporation proposals are also subject to a thorough examination on a case-by-case basis.

SOCIAL AND CORPORATE POLICY ISSUES. The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

GLOBAL CORPORATE GOVERNANCE. Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign proxies. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the manager is not given adequate information from the company.

Shareholders may view the complete Policies on-line at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are available on-line at franklintempleton.com and posted on the SEC website at www.sec.gov and reflect the twelve-month period beginning July 1, 2003, and ending June 30, 2004.


ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND  AFFILIATED PURCHASERS.             N/A


ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Threa have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors that would require disclosure herein.


ITEM 10. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 11. EXHIBITS.

(A) Code of Ethics for Principal Executive and Senior Financial Officers

(B) (1) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(B) (2) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



TEMPLETON DRAGON FUND, INC.


By /s/JIMMY D. GAMBILL
  -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 31, 2004




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/JIMMY D. GAMBILL
   -----------------------------
   Jimmy D. Gambill
   Chief Executive Officer - Finance and Administration
Date: August 31, 2004



By /s/GALEN G. VETTER
  -----------------------------
   Galen G. Vetter
   Chief Financial Officer
Date: August 31, 2004